                                                                    EXHIBIT 10.4

                     AGREEMENT CONCERNING MODIFICATION AND
                      TERMINATION OF MANAGEMENT AGREEMENT
                      -----------------------------------

     THIS AGREEMENT CONCERNING MODIFICATION AND TERMINATION OF MANAGEMENT AGREEMENT (this "Agreement") is made and entered into to be effective for all purposes as of November 1, 1996 (the "Effective Date") by and between PUERTO RICO HOTEL OPCO, LP SE, a Delaware limited partnership ("Owner") and SJPR, INC., a Texas corporation ("Operator").

RECITALS:
--------

     1. Of even date herewith, Southmark San Juan, Inc., a Delaware corporation ("Seller") and Owner have entered into that certain Agreement of Sale and Purchase (the "Contract") under which Contract Seller has agreed to sell and Owner has agreed to purchase that certain hotel (the "Hotel") situated in the City of San Juan, Municipality of Carolina, Commonwealth of Puerto Rico and all related improvements and amenities.

     2. In consideration of the payment of the Termination Fee (hereinafter defined) by Owner to Operator, Owner and Operator have agreed to modify the Management Agreement (hereinafter defined) to provide (i) that the Management Agreement may be terminated by Owner upon at least fifteen (15) days prior written notice to Operator, which notice shall specify the date of termination (the "Termination Date"), (ii) that if such notice is not given the Management Agreement shall, in any event, be terminated and the Termination Date shall occur on or prior to the date which is two hundred seventy (270) calendar days after the Closing (hereinafter defined) and (iii) that Operator shall waive all past, present and future "Incentive Compensation" (as defined in the Management Agreement) otherwise payable to Operator.

     3. As used herein, the term "Management Agreement" shall mean that certain Management Agreement dated as of September 15, 1987 by and between Seller and Operator with respect to the management and operation of the hotel and casino located in Carolina, Puerto Rico known as The Sands Hotel & Casino, as such Management Agreement has been amended by (i) that certain First Amendment of Management Agreement dated as of October 12, 1987 by and between Seller and Operator; (ii) that certain Second Amendment of Management Agreement dated as of October 21, 1987 by and between Seller and Operator; and (iii) that certain Third Amendment to Management Agreement dated as of December 1, 1992 by and between Owner and Operator.

CONSIDERATION:
-------------

     In consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by Owner and Operator, Owner and Operator have agreed to enter into this Agreement upon and in accordance with the following terms and conditions:

AGREEMENTS:
----------

     1.   Notwithstanding the terms and provisions of Section 1.01 of the
                                                      ------------
Management Agreement, Owner and Operator hereby agree that from and after the closing of the acquisition of the Hotel by Owner (the "Closing"), the Management Agreement may be terminated by Owner upon at least fifteen (15) days prior written notice to Operator, specifying the Termination Date.

     2. Owner and Operator further agree that if the Management Agreement shall not be terminated pursuant to Paragraph 1 above, the Management Agreement
                                    -----------
shall be terminated and the Termination Date shall occur on or prior to the date which is two hundred seventy (270) calendar days after the Closing.

     3. Contemporaneously with the Closing, Owner shall pay to Operator the sum of One Million Four Hundred Seventy-Five Thousand and No/100th Dollars ($1,475,000,00) as a termination fee (the "Termination Fee") in consideration of Operator's agreement to permit the termination of the Management Agreement by Owner and Operator's agreement to waive any and all past, present and future Incentive Compensation described in Section 5.02 of the Management Agreement.
                                    ------------

     4.   During the period of time commencing upon the Closing and ending upon the Termination Date (the "Interim Period"), Operator shall continue to operate and manage the Hotel under the terms and provisions of the Management Agreement and Owner shall pay to Operator the Percentage Management Fee set forth in Section 5.01 of the Management Agreement. Notwithstanding any of the
         ------------
terms and provisions of the Management Agreement to the contrary, during the Interim Period, Owner shall have no obligation to pay the Incentive Compensation described in Section 5.02 of the Management Agreement to Operator. In addition,
             ------------
Operator hereby releases Owner from any liability to pay any accrued and unpaid Incentive Compensation due and owing to Operator as of the Termination Date.

     5. Owner hereby acknowledges that certain consents and approvals (the "Consents and Approvals") with respect to the operations conducted by Operator must be obtained prior to the Termination Date in order to enable Owner to operate the Hotel and the casino at the Hotel including, without limitation, approval from the appropriate governmental authorities of the issuance of a new gaming license to Owner or its designee. Owner shall have a period of time commencing upon the Closing and ending upon the Termination Date in order to use its good faith diligent efforts to obtain all requisite Consents and Approvals. Operator hereby agrees that it shall cooperate with Owner in attempting to obtain the Consents and Approvals. If the Consents and Approvals have not been obtained by Owner on or prior to the date which is two hundred seventy (270) calendar days after the Closing, the Termination Date shall nevertheless occur.

     6. Operator hereby agrees that, on the Termination Date Operator shall deliver to Owner such documents as Owner may reasonably request acknowledging that the Management Agreement has been terminated effective as of the Termination Date, including but not limited to a Termination of Management Agreement in substantially the form attached hereto as Exhibit A and made a part
                                                       ---------
hereof, but failure to deliver such Agreement shall not detract from the effectiveness of such termination.

     7. Pursuant to the terms of that certain Sub-License Agreement by and between Pratt Hotel Corporation and Operator dated February 3, 1989 (the "License Agreement"), Operator was granted the limited right to utilize the "Sands" mark, name and certain derivatives, along with associated logos, art work and other designs associated therewith (the "Trademark") for the duration of the term of the Management Agreement. Owner has requested that Operator continue to utilize the Trademark under the terms and provisions of the License Agreement for a period of time commencing upon the Closing and ending upon the later to occur of (i) March 31, 1997 or (ii) the date upon which the License Agreement is terminated, or such earlier date as may be requested by Owner. Operator hereby agrees to continue to utilize the Trademark for the benefit of the Hotel during such period of time and Owner acknowledges that Operator may cease utilizing the Trademark prior to the Termination Date if the Termination Date is after the later to occur of (i) March 31, 1997 or (ii) the date upon which the License Agreement is terminated.

     8. Any notice or communication required or permitted hereunder shall be given in writing, sent by (i) personal delivery if an actual written receipt therefore is signed by a duly authorized officer or representative of the party to whom notice is being given, or (ii) telecopier or fax machine provided written confirmation of transmission and receipt is obtained by the sender, in either case addressed as follows:

        If to Owner, to:    PUERTO RICO HOTEL OPCO, LP SE
        ---------------     c/o Donaldson, Lufkin & Jenrette
                            277 Park Avenue, 19th Floor
                            New York, New York  10172
                            FAX No.: (212) 892-7553

  with a copy mailed to:    KRAMER, LEVIN, NAFTALIS & FRANKEL
  ---------------------     919 Third Avenue
                            New York, New York  10022
                            Attn:  Judith Singer, Esq.
                            FAX No.: (212) 715-8000
         to Operator to:    SJPR, INC.
         --------------     Two Galleria Tower, Suite 2200
                            13455 Noel Road, LB 48
                            Dallas, Texas  75240
                            Attention:  William D. Pratt, Esq.
                            Fax No. (214) 386-7411

or to such other address or to the attention of such other person as hereafter shall be designated in written notice given by the applicable party in accordance herewith.

     9. This Agreement contains and reflects the complete and entire understanding among the parties hereto and supersedes any and all prior understandings and agreements relating to the subject matter hereof. There are no subsisting agreements, understandings, or other arrangements, either oral or written, between or among the parties hereto which are not fully expressed or integrated herein.

     10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     11. This Agreement may be amended in whole or in part only by the written consent of all parties hereto. Such amendment shall be effective as of the date then determined by said parties and shall supersede any provision herein contained which are in conflict therewith.

     12. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of each of the parties hereto.

     IN WITNESS WHEREOF, Owner and Operator have executed this Agreement to be effective for all purposes as of the Effective Date.

                                        OWNER:
                                        PUERTO RICO HOTEL OPCO, LP SE,
                                        a Delaware limited partnership


                                        By:    /s/ Andrew Rifkin
                                            ----------------------------------
                                        Name:   Andrew Rifkin
                                             ---------------------------------
                                        Title:   Vice President
                                              --------------------------------


                                        OPERATOR:
                                        SJPR, INC.,
                                        a Texas corporation


                                        By:    /s/ William D. Pratt
                                            ----------------------------------
                                        Name:   William D. Pratt
                                             ---------------------------------
                                        Title:  Vice President
                                              --------------------------------

                                   EXHIBIT A
                                   ---------

                      TERMINATION OF MANAGEMENT AGREEMENT
                      -----------------------------------

       THIS TERMINATION OF MANAGEMENT AGREEMENT (this "Termination") is made and entered into to be effective for all purposes as of ____________, 1996 (the "Effective Date") by and between PUERTO RICO HOTEL OPCO, LP SE, a Delaware limited partnership ("Owner") and SJPR, INC., a Texas corporation ("Operator").

RECITAL:
-------

       Owner and Operator have heretofore entered into that certain Agreement Concerning Termination of Management Agreement dated effective as of _____________, 1996 (the "Agreement") under which Owner was granted the right to terminate the Management Agreement (hereinafter defined) upon the payment to Operator of the Termination Fee (as defined in the Agreement) and Operator agreed to, upon receipt of the Termination Fee, terminate the Management Agreement. As used herein, "Management Agreement" shall mean that certain Management Agreement dated as of September 15, 1987 by and between Owner and Operator with respect to the management and operation of the hotel and casino located in Carolina, Puerto Rico known as The Sands Hotel & Casino, as such Management Agreement has been amended by (i) that certain First Amendment of Management Agreement dated as of October 12, 1987 by and between Owner and Operator; (ii) that certain Second Amendment of Management Agreement dated as of October 21, 1987 by and between Owner and Operator; and (iii) that certain Third Amendment to Management Agreement dated as of December 1, 1992 by and between Owner and Operator.

CONSIDERATION:
-------------

       In consideration of the foregoing recital, the payment of the Termination Fee by Owner to Operator and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by Owner and Operator, Owner and Operator have agreed to enter into this Termination upon and in accordance with the following terms and conditions:

AGREEMENTS:
----------
       1. Operator acknowledges receipt of the Termination Fee and hereby confirms as follows:

            (i) the Management Agreement has been terminated effective as of ________________, 19___;

          (ii) Owner has fully and completely performed its obligations under the terms of the Management Agreement which were to be performed prior to or contemporaneously with the date hereof; and

          (iii) Owner shall have no further duties and obligations under the Management Agreement except the duties and obligations set forth in the Management Agreement which survive the termination of the Management Agreement.

EXHIBIT A - PAGE 1 OF 3 PAGES
---------

       2. Any notice or communication required or permitted hereunder shall be given in writing, sent by (i) personal delivery if an actual written receipt therefore is signed by a duly authorized officer or representative of the party to whom notice is being given, or (ii) telecopier or fax machine provided written confirmation of transmission and receipt is obtained by the sender, in either case addressed as follows:

        If to Owner, to:    PUERTO RICO HOTEL OPCO, LP SE
        ---------------     c/o Donaldson, Lufkin & Jenrette
                            277 Park Avenue, 19th Floor
                            New York, New York  10172
                            FAX No.: (212) 892-7553

  with a copy mailed to:    KRAMER, LEVIN, NAFTALIS & FRANKEL
  ---------------------     919 Third Avenue
                            New York, New York  10022
                            Attn:  Judith Singer, Esq.
                            FAX No.: (212) 715-8000

         to Operator to:    SJPR, INC.
         --------------     Two Galleria Tower, Suite 2200
                            13455 Noel Road, LB 48
                            Dallas, Texas  75240
                            Attention:  William D. Pratt, Esq.
                            Fax No. (214) 386-7411

or to such other address or to the attention of such other person as hereafter shall be designated in written notice given by the applicable party in accordance herewith.

       3. This Termination contains and reflects the complete and entire understanding among the parties hereto and supersedes any and all prior understandings and agreements relating to the subject matter hereof. There are no subsisting agreements, understandings, or other arrangements, either oral or written, between or among the parties hereto which are not fully expressed or integrated herein.

       4. This Termination shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

       5. This Termination may be amended in whole or in part only by the written consent of all parties hereto. Such amendment shall be effective as of the date then determined by said parties and shall supersede any provision herein contained which are in conflict therewith.

       6. This Termination shall be binding upon and shall inure to the benefit of the successors and assigns of each of the parties hereto.

EXHIBIT A - PAGE 2 OF 3 PAGES
---------

IN WITNESS WHEREOF, Owner and Operator have executed this Termination to be effective for all purposes as of the Effective Date.

                                        OWNER:
                                        PUERTO RICO HOTEL OPCO, LP SE,
                                        a Delaware limited partnership


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        OPERATOR:

                                        SJPR, INC.,
                                        a Texas corporation


                                        By:  /s/ William D. Pratt
                                           -----------------------------------
                                        Name:    William D. Pratt
                                             ---------------------------------
                                        Title:   Vice President
                                              --------------------------------

EXHIBIT A - PAGE 3 OF 3 PAGES
---------